                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4
                                                      Distribution Date: 2/15/01

Section 5.2 - Supplement                                         Class A          Class B       Collateral                  Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00            0.00            0.00                       0.00

(ii)   Monthly Interest Distributed                          7,014,583.33      605,934.04      813,441.12               8,433,958.49
       Deficiency Amounts                                            0.00            0.00                                       0.00
       Additional Interest                                           0.00            0.00                                       0.00
       Accrued and Unpaid Interest                                                                   0.00                       0.00

(iii)  Collections of Principal Receivables                207,808,031.84   17,317,237.03   22,265,245.23             247,390,514.10

(iv)   Collections of Finance Charge Receivables            22,540,994.14    1,878,405.44    2,415,117.25              26,834,516.83

(v)    Aggregate Amount of Principal Receivables                                                                   21,185,836,310.10

                                       Investor Interest 1,400,000,000.00  116,666,000.00  150,000,666.67           1,666,666,666.67
                                       Adjusted Interest 1,400,000,000.00  116,666,000.00  150,000,666.67           1,666,666,666.67

                                                  Series
       Floating Investor Percentage                7.87%           84.00%           7.00%           9.00%                    100.00%
       Fixed Investor Percentage                   7.87%           84.00%           7.00%           9.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.24%
               30 to 59 days                                                                                                   1.37%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 2.30%
                                                                                                                   -----------------
                                      Total Receivables                                                                      100.00%

(vii)  Investor Default Amount                               7,090,886.78      590,903.85      759,741.25               8,441,531.88

(viii) Investor Charge-Offs                                          0.00            0.00            0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00            0.00

(x)    Servicing Fee                                         1,166,666.67       97,221.67      125,000.56               1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.24%

(xii)  Reallocated Monthly Principal                                                 0.00            0.00                       0.00

(xiii) Closing Investor Interest (Class A Adjusted)      1,400,000,000.00  116,666,000.00  150,000,666.67           1,666,666,666.67

(xiv)  LIBOR                                                                                                                5.88250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                      21,374,327.47    1,781,183.78    2,290,116.69              25,445,627.94

(xxii) Certificate Rate                                          6.01250%        6.23250%        6.50750%

------------------------------------------------------------------------------------------------------------------------------------



       By:
              ----------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1
                                                      Distribution Date: 2/15/01

Section 5.2 - Supplement                                       Class A          Class B         Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00            0.00            0.00                       0.00

(ii)   Monthly Interest Distributed                          5,723,645.83      492,940.99      670,749.58               6,887,336.41
       Deficiency Amounts                                            0.00            0.00                                       0.00
       Additional Interest                                           0.00            0.00                                       0.00
       Accrued and Unpaid Interest                                                                   0.00                       0.00

(iii)  Collections of Principal Receivables                170,699,454.73   14,224,905.08   18,289,276.76             203,213,636.57

(iv)   Collections of Finance Charge Receivables            18,515,816.61    1,542,979.35    1,983,842.86              22,042,638.82

(v)    Aggregate Amount of Principal Receivables                                                                   21,185,836,310.10

                                       Investor Interest 1,150,000,000.00   95,833,000.00  123,214,619.00           1,369,047,619.00
                                       Adjusted Interest 1,150,000,000.00   95,833,000.00  123,214,619.00           1,369,047,619.00

                                                  Series
       Floating Investor Percentage                6.46%           84.00%           7.00%           9.00%                    100.00%
       Fixed Investor Percentage                   6.46%           84.00%           7.00%           9.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.24%
               30 to 59 days                                                                                                   1.37%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 2.30%
                                                                                                                   -----------------
                                        Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                               5,824,657.00      485,386.39      624,072.08               6,934,115.47

(viii) Investor Charge-Offs                                          0.00            0.00            0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00            0.00

(x)    Servicing Fee                                           958,333.33       79,860.83      102,678.85               1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.24%

(xii)  Reallocated Monthly Principal                                                 0.00            0.00                       0.00

(xiii) Closing Investor Interest (Class A Adjusted)      1,150,000,000.00   95,833,000.00  123,214,619.00           1,369,047,619.00

(xiv)  LIBOR                                                                                                                5.88250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                      17,557,483.28    1,463,118.52    1,881,164.01              20,901,765.81

(xxii) Certificate Rate                                          5.97250%        6.17250%        6.53250%

------------------------------------------------------------------------------------------------------------------------------------



       By:
              ----------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3
                                                      Distribution Date: 2/15/01
                                                      Period Type: Amoritization

Section 5.2 - Supplement                                     Class A           Class B        Collateral                  Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00            0.00            0.00                       0.00

(ii)   Monthly Interest Distributed                                  0.00      108,201.39       61,022.46                 169,223.86
       Deficiency Amounts                                            0.00            0.00                                       0.00
       Additional Interest                                           0.00            0.00                                       0.00
       Accrued and Unpaid Interest                                                                   0.00                       0.00

(iii)  Collections of Principal Receivables                 37,108,577.11    3,092,331.95    3,975,968.51              44,176,877.57

(iv)   Collections of Finance Charge Receivables             1,461,944.48      335,426.09      177,761.92               1,975,132.49

(v)    Aggregate Amount of Principal Receivables                                                                   21,185,836,310.10

                                          Investor Interest 90,800,000.00   20,833,000.00   11,040,626.37             122,673,626.37
                                          Adjusted Interest 90,800,000.00   20,833,000.00   11,040,626.37             122,673,626.37

                                                  Series
       Floating Investor Percentage                0.58%           74.02%          16.98%           9.00%                    100.00%
       Fixed Investor Percentage                   1.40%           84.00%           7.00%           9.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.24%
               30 to 59 days                                                                                                   1.37%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 2.30%
                                                                                                                   -----------------
                                     Total Receivables                                                                       100.00%

(vii)  Investor Default Amount                                 459,894.66      105,517.46       55,919.88                 621,332.00

(viii) Investor Charge-Offs                                          0.00            0.00            0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00            0.00

(x)    Servicing Fee                                            75,666.67       17,360.83        9,200.52                 102,228.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.27%

(xii)  Reallocated Monthly Principal                                                 0.00            0.00                       0.00

(xiii) Closing Investor Interest (Class A Adjusted)         90,800,000.00   20,833,000.00   11,040,626.37             122,673,626.37

(xiv)  LIBOR                                                                                                                5.88250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvi)  Interest Funding Account Balance                        512,793.00                                                 512,793.00

(xvi)  Accumulation Shortfall                                                                                                   0.00

(xvii) Principal Funding Investment Proceeds                                                                                    0.00

(xviii)Principal Investment Funding Shortfall                                                                                   0.00

(xix)  Interest Funding Account Investment Proceeds                                                                         2,504.13

(xix)  Available Funds                                       1,388,781.94      318,065.26      168,561.40               1,875,408.60

(xx)   Certificate Rate                                          6.77700%        6.23250%        6.63250%

------------------------------------------------------------------------------------------------------------------------------------



       By:
              -------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4
                                                      Distribution Date: 2/15/01
                                                          Period Type: Revolving

Section 5.2 - Supplement                                     Class A           Class B        Collateral                  Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00            0.00            0.00                       0.00

(ii)   Monthly Interest Distributed                          3,021,250.00      260,104.17      343,928.58               3,625,282.74
       Deficiency Amounts                                            0.00            0.00                                       0.00
       Additional Interest                                           0.00            0.00                                       0.00
       Accrued and Unpaid Interest                                                                   0.00                       0.00

(iii)  Collections of Principal Receivables                 89,060,585.08    7,421,715.42    9,542,205.65             106,024,506.15

(iv)   Collections of Finance Charge Receivables             9,660,426.06      805,035.50    1,035,045.66              11,500,507.22

(v)    Aggregate Amount of Principal Receivables                                                                   21,185,836,310.10

                                         Investor Interest 600,000,000.00   50,000,000.00   64,285,715.00             714,285,715.00
                                         Adjusted Interest 600,000,000.00   50,000,000.00   64,285,715.00             714,285,715.00

                                                 Series
       Floating Investor Percentage               3.37%            84.00%           7.00%           9.00%                    100.00%
       Fixed Investor Percentage                  3.37%            84.00%           7.00%           9.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.24%
               30 to 59 days                                                                                                   1.37%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 2.30%
                                                                                                                   -----------------
                                   Total Receivables                                                                         100.00%

(vii)  Investor Default Amount                               3,038,951.48      253,245.96      325,601.95               3,617,799.38

(viii) Investor Charge-Offs                                          0.00            0.00            0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00            0.00

(x)    Servicing Fee                                           500,000.00       41,666.67       53,571.43                 595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.24%

(xii)  Reallocated Monthly Principal                                                 0.00            0.00                       0.00

(xiii) Closing Investor Interest (Class A Adjusted)        600,000,000.00   50,000,000.00   64,285,715.00             714,285,715.00

(xiv)  LIBOR                                                                                                                5.88250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                       9,160,426.06      763,368.84      981,474.23              10,905,269.13

(xxii) Certificate Rate                                          6.04250%        6.24250%        6.48250%

------------------------------------------------------------------------------------------------------------------------------------



       By:
              -----------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5
                                                      Distribution Date: 2/15/01
                                                          Period Type: Revolving

Section 5.2 - Supplement                                      Class A         Class B       Collateral                    Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00            0.00            0.00                       0.00

(ii)   Monthly Interest Distributed                          2,580,833.33      151,230.58      216,513.28               2,948,577.19
       Deficiency Amounts                                            0.00            0.00                                       0.00
       Additional Interest                                           0.00            0.00            0.00                       0.00
       Accrued and Unpaid Interest                                                                                              0.00

(iii)  Collections of Principal Receivables                 74,217,154.23    4,216,870.27    5,903,650.88              84,337,675.38

(iv)   Collections of Finance Charge Receivables             8,050,355.05      457,405.07      640,370.63               9,148,130.75

(v)    Aggregate Amount of Principal Receivables                                                                   21,185,836,310.10

                                         Investor Interest 500,000,000.00   28,409,000.00   39,772,819.00             568,181,819.00
                                         Adjusted Interest 500,000,000.00   28,409,000.00   39,772,819.00             568,181,819.00

                                                  Series
       Floating Investor Percentage                2.68%           88.00%           5.00%           7.00%                    100.00%
       Fixed Investor Percentage                   2.68%           88.00%           5.00%           7.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.24%
               30 to 59 days                                                                                                   1.37%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 2.30%
                                                                                                                   -----------------
                                    Total Receivables                                                                        100.00%

(vii)  Investor Default Amount                               2,532,459.56      143,889.29      201,446.11               2,877,794.96

(viii) Investor Charge-Offs                                          0.00            0.00            0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00            0.00

(x)    Servicing Fee                                           416,666.67       23,674.17       33,144.02                 473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.24%

(xii)  Reallocated Monthly Principal                                                 0.00            0.00                       0.00

(xiii) Closing Investor Interest (Class A Adjusted)        500,000,000.00   28,409,000.00   39,772,819.00             568,181,819.00

(xiv)  LIBOR                                                                                                                5.88250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                       7,633,688.38      433,730.91      607,226.61               8,674,645.90

(xxii) Certificate Rate                                          6.19400%        6.38800%        6.53250%

------------------------------------------------------------------------------------------------------------------------------------


       By:
              -------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2
                                                      Distribution Date: 2/15/01
                                                       Period Type: Amortization

Section 5.2 - Supplement                                      Class A           Class B        Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                       800,000,000.00            0.00   57,143,524.00             857,143,524.00

(ii)   Monthly Interest Distributed                         13,169,998.22      340,691.04      454,110.68              13,964,799.94
       Deficiency Amounts                                            0.00            0.00                                       0.00
       Additional Interest                                           0.00            0.00                                       0.00
       Accrued and Unpaid Interest                                                                   0.00                       0.00

(iii)  Collections of Principal Receivables                118,747,446.77    9,895,521.61   12,723,039.77             141,366,008.15

(iv)   Collections of Finance Charge Receivables            12,880,568.08    1,073,369.94    1,380,071.61              15,334,009.63

(v)    Aggregate Amount of Principal Receivables                                                                   21,185,836,310.10

                                         Investor Interest 800,000,000.00   66,666,000.00   85,714,953.00             952,380,953.00
                                         Adjusted Interest 800,000,000.00   66,666,000.00   85,714,953.00             952,380,953.00

                                                   Series
       Floating Investor Percentage                 4.50%          84.00%           7.00%           9.00%                    100.00%
       Fixed Investor Percentage                    4.50%          84.00%           7.00%           9.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.24%
               30 to 59 days                                                                                                   1.37%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 2.30%
                                                                                                                   -----------------
                                       Total Receivables                                                                     100.00%

(vii)  Investor Default Amount                               4,051,935.30      337,657.90      434,139.31               4,823,732.51

(viii) Investor Charge-Offs                                          0.00            0.00            0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00            0.00

(x)    Servicing Fee                                           666,666.67       55,555.00       71,429.13                 793,650.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.35%

(xii)  Reallocated Monthly Principal                                                 0.00            0.00                       0.00

(xiii) Closing Investor Interest (Class A Adjusted)                  0.00   66,666,000.00   28,571,429.00              95,237,429.00

(xiv)  LIBOR                                                                                                                5.88250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvi)  Interest Funding Account Balance                      9,157,998.22                                               9,157,998.22

(xvi)  Accumulation Shortfall                                                                                                   0.00

(xvii) Principal Funding Investment Proceeds                                                                                    0.00

(xviii)Principal Investment Funding Shortfall                                                                                   0.00

(xix)  Interest Funding Account Investment Proceeds                                                                        62,868.51

(xix)  Available Funds                                      21,456,820.52    1,017,814.94    1,308,642.48              23,783,277.94

(xx)   Certificate Rate                                          6.01800%        6.13250%        6.35750%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               --------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3
                                                      Distribution Date: 2/15/01
                                                          Period Type: Revolving

Section 5.2 - Supplement                                      Class A           Class B        Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00            0.00            0.00                       0.00

(ii)   Monthly Interest Distributed                          3,000,000.00      174,711.25      257,050.40               3,431,761.65
       Deficiency Amounts                                            0.00            0.00                                       0.00
       Additional Interest                                           0.00            0.00            0.00                       0.00
       Accrued and Unpaid Interest                                                                                              0.00

(iii)  Collections of Principal Receivables                 89,060,585.08    5,060,125.58    7,084,499.69             101,205,210.34

(iv)   Collections of Finance Charge Receivables             9,660,426.06      548,873.21      768,457.62              10,977,756.89

(v)    Aggregate Amount of Principal Receivables                                                                   21,185,836,310.10

                                         Investor Interest 600,000,000.00   34,090,000.00   47,728,182.00             681,818,182.00
                                         Adjusted Interest 600,000,000.00   34,090,000.00   47,728,182.00             681,818,182.00

                                                 Series
       Floating Investor Percentage               3.22%            88.00%           5.00%           7.00%                    100.00%
       Fixed Investor Percentage                  3.22%            88.00%           5.00%           7.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.24%
               30 to 59 days                                                                                                   1.37%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 2.30%
                                                                                                                   -----------------
                                    Total Receivables                                                                        100.00%

(vii)  Investor Default Amount                               3,038,951.48      172,663.09      241,739.38               3,453,353.95

(viii) Investor Charge-Offs                                          0.00            0.00            0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00            0.00

(x)    Servicing Fee                                           500,000.00       28,408.33       39,773.49                 568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.24%

(xii)  Reallocated Monthly Principal                                                 0.00            0.00                       0.00

(xiii) Closing Investor Interest (Class A Adjusted)        600,000,000.00   34,090,000.00   47,728,182.00             681,818,182.00

(xiv)  LIBOR                                                                                                                5.88250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                       9,160,426.06      520,464.87      728,684.14              10,409,575.07

(xxii) Certificate Rate                                          6.00000%        6.15000%        6.53250%

------------------------------------------------------------------------------------------------------------------------------------


       By:
               ------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5
                                                      Distribution Date: 2/15/01
                                                          Period Type: Revolving

Section 5.2 - Supplement                                      Class A           Class B        Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00            0.00            0.00                       0.00

(ii)   Monthly Interest Distributed                          3,273,020.83      281,776.05      386,618.32               3,941,415.20
       Deficiency Amounts                                            0.00            0.00                                       0.00
       Additional Interest                                           0.00            0.00                                       0.00
       Accrued and Unpaid Interest                                                                   0.00                       0.00

(iii)  Collections of Principal Receivables                 96,482,300.50    8,040,092.75   10,337,488.32             114,859,881.57

(iv)   Collections of Finance Charge Receivables            10,465,461.56      872,111.06    1,121,310.19              12,458,882.82

(v)    Aggregate Amount of Principal Receivables                                                                   21,185,836,310.10

                                         Investor Interest 650,000,000.00   54,166,000.00   69,643,524.00             773,809,524.00
                                         Adjusted Interest 650,000,000.00   54,166,000.00   69,643,524.00             773,809,524.00

                                                Series
       Floating Investor Percentage              3.65%             84.00%           7.00%           9.00%                    100.00%
       Fixed Investor Percentage                 3.65%             84.00%           7.00%           9.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.24%
               30 to 59 days                                                                                                   1.37%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 2.30%
                                                                                                                   -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                               3,292,197.43      274,346.41      352,738.82               3,919,282.66

(viii) Investor Charge-Offs                                          0.00            0.00            0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00            0.00

(x)    Servicing Fee                                           541,666.67       45,138.33       58,036.27                 644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.24%

(xii)  Reallocated Monthly Principal                                            0.00                 0.00                       0.00

(xiii) Closing Investor Interest (Class A Adjusted)        650,000,000.00   54,166,000.00   69,643,524.00             773,809,524.00

(xiv)  LIBOR                                                                                                                5.88250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                       9,923,794.90      826,972.73    1,063,273.92              11,814,041.55

(xxii) Certificate Rate                                          6.04250%        6.24250%        6.73250%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6
                                                      Distribution Date: 2/15/01
                                                          Period Type: Revolving

Section 5.2 - Supplement                                      Class A           Class B        Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00            0.00            0.00                       0.00

(ii)   Monthly Interest Distributed                          3,327,187.50      288,546.80      408,726.09               4,024,460.39
       Deficiency Amounts                                            0.00            0.00                                       0.00
       Additional Interest                                           0.00            0.00                                       0.00
       Accrued and Unpaid Interest                                                                   0.00                       0.00

(iii)  Collections of Principal Receivables                 96,482,300.50    8,040,092.75   10,337,488.32             114,859,881.57

(iv)   Collections of Finance Charge Receivables            10,465,461.56      872,111.06    1,121,310.19              12,458,882.82

(v)    Aggregate Amount of Principal Receivables                                                                   21,185,836,310.10

                                         Investor Interest 650,000,000.00   54,166,000.00   69,643,524.00             773,809,524.00
                                         Adjusted Interest 650,000,000.00   54,166,000.00   69,643,524.00             773,809,524.00

                                                Series
       Floating Investor Percentage              3.65%             84.00%           7.00%           9.00%                    100.00%
       Fixed Investor Percentage                 3.65%             84.00%           7.00%           9.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.24%
               30 to 59 days                                                                                                   1.37%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 2.30%
                                                                                                                   -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                               3,292,197.43      274,346.41      352,738.82               3,919,282.66

(viii) Investor Charge-Offs                                          0.00            0.00            0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00            0.00

(x)    Servicing Fee                                           541,666.67       45,138.33       58,036.27                 644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.24%

(xii)  Reallocated Monthly Principal                                                 0.00            0.00                       0.00

(xiii) Closing Investor Interest (Class A Adjusted)        650,000,000.00   54,166,000.00   69,643,524.00             773,809,524.00

(xiv)  LIBOR                                                                                                                5.88250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                       9,923,794.90      826,972.73    1,063,273.92              11,814,041.55

(xxii) Certificate Rate                                          6.14250%        6.39250%        7.13843%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1
                                                      Distribution Date: 2/15/01
                                                          Period Type: Revolving

Section 5.2 - Supplement                                      Class A           Class B        Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00            0.00            0.00                       0.00

(ii)   Monthly Interest Distributed                          3,776,562.50      326,692.71      467,578.13               4,570,833.33
       Deficiency Amounts                                            0.00            0.00                                       0.00
       Additional Interest                                           0.00            0.00                                       0.00
       Accrued and Unpaid Interest                                                                   0.00                       0.00

(iii)  Collections of Principal Receivables                111,325,731.34    9,277,144.28   11,927,756.95             132,530,632.57

(iv)   Collections of Finance Charge Receivables            12,075,532.57    1,006,294.38    1,293,807.06              14,375,634.02

(v)    Aggregate Amount of Principal Receivables                                                                   21,185,836,310.10

                                         Investor Interest 750,000,000.00   62,500,000.00   80,357,143.00             892,857,143.00
                                         Adjusted Interest 750,000,000.00   62,500,000.00   80,357,143.00             892,857,143.00

                                                Series
       Floating Investor Percentage              4.21%             84.00%           7.00%           9.00%                    100.00%
       Fixed Investor Percentage                 4.21%             84.00%           7.00%           9.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.24%
               30 to 59 days                                                                                                   1.37%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 2.30%
                                                                                                                   -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                               3,798,689.35      316,557.45      407,002.43               4,522,249.22

(viii) Investor Charge-Offs                                          0.00            0.00            0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00            0.00

(x)    Servicing Fee                                           625,000.00       52,083.33       66,964.29                 744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.24%

(xii)  Reallocated Monthly Principal                                                 0.00            0.00                       0.00

(xiii) Closing Investor Interest (Class A Adjusted)        750,000,000.00   62,500,000.00   80,357,143.00             892,857,143.00

(xiv)  LIBOR                                                                                                                5.88250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                      11,450,532.57      954,211.05    1,226,842.78              13,631,586.40

(xxii) Certificate Rate                                          6.04250%        6.27250%        7.08250%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2
                                                      Distribution Date: 2/15/01
                                                          Period Type: Revolving

Section 5.2 - Supplement                                      Class A           Class B        Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00            0.00            0.00                       0.00

(ii)   Monthly Interest Distributed                          2,509,375.00      216,750.00      299,817.76               3,025,942.76
       Deficiency Amounts                                            0.00            0.00                                       0.00
       Additional Interest                                           0.00            0.00                                       0.00
       Accrued and Unpaid Interest                                                                   0.00                       0.00

(iii)  Collections of Principal Receivables                 74,217,154.23    6,184,663.90    7,951,937.02              88,353,755.15

(iv)   Collections of Finance Charge Receivables             8,050,355.05      670,852.19      862,548.79               9,583,756.02

(v)    Aggregate Amount of Principal Receivables                                                                   21,185,836,310.10

                                         Investor Interest 500,000,000.00   41,666,000.00   53,572,096.00             595,238,096.00
                                         Adjusted Interest 500,000,000.00   41,666,000.00   53,572,096.00             595,238,096.00

                                                Series
       Floating Investor Percentage              2.81%             84.00%           7.00%           9.00%                    100.00%
       Fixed Investor Percentage                 2.81%             84.00%           7.00%           9.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.24%
               30 to 59 days                                                                                                   1.37%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 2.30%
                                                                                                                   -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                               2,532,459.56      211,034.92      271,338.33               3,014,832.82

(viii) Investor Charge-Offs                                          0.00            0.00            0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00            0.00

(x)    Servicing Fee                                           416,666.67       34,721.67       44,643.41                 496,031.75

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.24%

(xii)  Reallocated Monthly Principal                                                 0.00            0.00                       0.00

(xiii) Closing Investor Interest (Class A Adjusted)        500,000,000.00   41,666,000.00   53,572,096.00             595,238,096.00

(xiv)  LIBOR                                                                                                                5.88250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                       7,633,688.38      636,130.52      817,905.37               9,087,724.28

(xxii) Certificate Rate                                          6.02250%        6.24250%        6.78250%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3
                                                      Distribution Date: 2/15/01
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                              0.00                                                          0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                  4,717,500.00
       Class B Note Interest Requirement                    279,708.54
       Net Class C Note Interest Requirement                331,709.42                                                  5,328,917.96

(iii)  Collections of Principal Receivables                                                                           143,374,182.88

(iv)   Collections of Finance Charge Receivables                                                                       15,551,836.89

(v)    Aggregate Amount of Principal Receivables                                                                   21,185,836,310.10

                        Investor Interest                                                                             965,910,000.00
                        Adjusted Interest                                                                             965,910,000.00


       Floating Investor Percentage                                                                                            4.56%
       Fixed Investor Percentage                                                                                               4.56%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.24%
               30 to 59 days                                                                                                   1.37%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 2.30%
                                                                                                                   -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                                                                          4,892,256.03

(viii) Investor Charge-Offs                                                                                                     0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                          0.00

(x)    Servicing Fee                                                                                                      804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.24%

(xii)  Reallocated Monthly Principal                                                                                            0.00

(xiii) Accumulation Shortfall                                                                                                   0.00

(xiv)  Principal Funding Investment Proceeds                                                                                    0.00

(xv)   Principal Funding Investment Shortfall                                                                                   0.00

(xvi)  Available Investor Finance Charge Collections                                                                   14,746,911.89

(xxii) Note Rate                          Class A             6.66000%
                                          Class B             6.95000%
                                          Class C             6.83250%


------------------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1
                                                      Distribution Date: 2/15/01
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                              0.00                                                          0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                  3,782,812.50
       Class B Note Interest Requirement                    324,609.38
       Net Class C Note Interest Requirement                393,576.42                                                  4,500,998.30

(iii)  Collections of Principal Receivables                                                                           132,530,611.35

(iv)   Collections of Finance Charge Receivables                                                                       14,375,631.72

(v)    Aggregate Amount of Principal Receivables                                                                   21,185,836,310.10

                        Investor Interest                                                                             892,857,000.00
                        Adjusted Interest                                                                             892,857,000.00


       Floating Investor Percentage                                                                                            4.21%
       Fixed Investor Percentage                                                                                               4.21%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.24%
               30 to 59 days                                                                                                   1.37%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 2.30%
                                                                                                                   -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                                                                          4,522,248.50

(viii) Investor Charge-Offs                                                                                                     0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                          0.00

(x)    Servicing Fee                                                                                                      744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.24%

(xii)  Reallocated Monthly Principal                                                                                            0.00

(xiii) Accumulation Shortfall                                                                                                   0.00

(xiv)  Principal Funding Investment Proceeds                                                                                    0.00

(xv)   Principal Funding Investment Shortfall                                                                                   0.00

(xvi)  Available Investor Finance Charge Collections                                                                   13,631,584.22

(xxii) Note Rate                          Class A             6.05250%
                                          Class B             6.23250%
                                          Class C             6.61250%


------------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-2
                                                      Distribution Date: 2/15/01
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                              0.00                                                          0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                  4,486,875.00
       Class B Note Interest Requirement                    385,781.25
       Net Class C Note Interest Requirement                468,277.09                                                  5,340,933.34

(iii)  Collections of Principal Receivables                                                                           159,036,822.68

(iv)   Collections of Finance Charge Receivables                                                                       17,250,767.72

(v)    Aggregate Amount of Principal Receivables                                                                   21,185,836,310.10

                        Investor Interest                                                                           1,071,429,000.00
                        Adjusted Interest                                                                           1,071,429,000.00


       Floating Investor Percentage                                                                                            5.06%
       Fixed Investor Percentage                                                                                               5.06%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.24%
               30 to 59 days                                                                                                   1.37%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 2.30%
                                                                                                                   -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                                                                          5,426,701.24

(viii) Investor Charge-Offs                                                                                                     0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                          0.00

(x)    Servicing Fee                                                                                                      892,857.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.24%

(xii)  Reallocated Monthly Principal                                                                                            0.00

(xiii) Accumulation Shortfall                                                                                                   0.00

(xiv)  Principal Funding Investment Proceeds                                                                                    0.00

(xv)   Principal Funding Investment Shortfall                                                                                   0.00

(xvi)  Available Investor Finance Charge Collections                                                                   16,357,910.22

(xxii) Note Rate                          Class A             5.98250%
                                          Class B             6.17250%
                                          Class C             6.56250%


------------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3
                                                      Distribution Date: 2/15/01
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                                 Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                              0.00                                                          0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                  3,757,812.50
       Class B Note Interest Requirement                    324,609.38
       Net Class C Note Interest Requirement                391,567.49                                                  4,473,989.36

(iii)  Collections of Principal Receivables                                                                           132,530,611.35

(iv)   Collections of Finance Charge Receivables                                                                       14,375,631.72

(v)    Aggregate Amount of Principal Receivables                                                                   21,185,836,310.10

                        Investor Interest                                                                             892,857,000.00
                        Adjusted Interest                                                                             892,857,000.00


       Floating Investor Percentage                                                                                            4.21%
       Fixed Investor Percentage                                                                                               4.21%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.24%
               30 to 59 days                                                                                                   1.37%
               60 to 89 days                                                                                                   1.09%
               90 or more days                                                                                                 2.30%
                                                                                                                   -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                                                                          4,522,248.50

(viii) Investor Charge-Offs                                                                                                     0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                          0.00

(x)    Servicing Fee                                                                                                      744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         13.24%

(xii)  Reallocated Monthly Principal                                                                                            0.00

(xiii) Accumulation Shortfall                                                                                                   0.00

(xiv)  Principal Funding Investment Proceeds                                                                                    0.00

(xv)   Principal Funding Investment Shortfall                                                                                   0.00

(xvi)  Available Investor Finance Charge Collections                                                                   13,631,584.22

(xxii) Note Rate                          Class A             6.01250%
                                          Class B             6.23250%
                                          Class C             6.58250%


------------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President